Exhibit 99.1

Icahn Enterprises L.P. Roadshow Presentation September 2019

Forward - Looking Statements and Non - GAAP Financial Measures Forward - Looking Statements This presentation contains certain statements that are, or may be deemed to be, “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended . All statements included herein, other than statements that relate solely to historical fact, are “forward - looking statements . ” Such statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events, or any statement that may relate to strategies, plans or objectives for, or potential results of, future operations, financial results, financial condition, business prospects, growth strategy or liquidity, and are based upon management’s current plans and beliefs or current estimates of future results or trends . Forward - looking statements can generally be identified by phrases such as “believes,” “expects,” “potential,” “continues,” “may,” “should,” “seeks,” “predicts,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “could,” “designed,” “should be” and other similar expressions that denote expectations of future or conditional events rather than statements of fact . Our expectations, beliefs and projections are expressed in good faith and we believe that there is a reasonable basis for them . However, there can be no assurance that these expectations, beliefs and projections will result or be achieved . There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward - looking statements contained in this presentation . These risks and uncertainties are described in our Annual Report on Form 10 - K for the year ended December 31 , 2018 and in subsequent periodic reports . There may be other factors not presently known to us or which we currently consider to be immaterial that may cause our actual results to differ materially from the forward - looking statements . All forward - looking statements attributable to us or persons acting on our behalf apply only as of the date of this presentation and are expressly qualified in their entirety by the cautionary statements included in this presentation . Except to the extent required by law, we undertake no obligation to update or revise forward - looking statements to reflect events or circumstances after the date such statements are made or to reflect the occurrence of unanticipated events . Non - GAAP Financial Measures This presentation contains certain non - GAAP financial measures, including EBITDA, Adjusted EBITDA and Indicative Net Asset Value . The non - GAAP financial measures contained herein have limitations as analytical tools and should not be considered in isolation or in lieu of an analysis of our results as reported under U . S . GAAP . These non - GAAP measures should be evaluated only on a supplementary basis in connection with our U . S . GAAP results, including those reported in our consolidated financial statements and the related notes thereto contained in our Annual Report on Form 10 - K for the year ended December 31 , 2018 and our Quarterly Report on Form 10 - Q for the quarter ended June 30 , 2019 . A reconciliation of these non - GAAP financial measures to the most directly comparable GAAP financial measures can be found in the back of this presentation .

Presenters  Keith Cozza – President & Chief Executive Officer  SungHwan Cho – Chief Financial Officer 3

Agenda  Transaction Overview  Company Overview  Investment Highlights  Financial Performance  Appendix 4

Transaction Overview

Executive Summary  Icahn Enterprises L.P. (“IEP” or the “Company”) is a diversified holding company, with global businesses in Investment, Energy, Automotive, Food Packaging, Metals, Real Estate, Home Fashion and Mining (until sold on August 1, 2019) – Total equity market capitalization of approximately $13.9 (1) billion as of August 30, 2019  The proceeds from the offering of the Notes will be used for general limited partnership purposes (1) Based on closing stock price of $67.47 and approximately 205.6 million depositary and general partner equivalent units as of Aug ust 30, 2019. 6 Sources and Uses of Funds Sources of Funds Uses of Funds ($Millions) Senior Unsecured Notes due 2024 $500 General Partnership Purposes $499 Estimated Fees & Expenses 1 Total Sources $500 Total Uses $500

Capitalization and Credit Statistics Key Points  Strong pro forma financial metrics (1) : – Total consolidated liquidity of $7.8 billion – Indicative gross asset value to holding company net debt coverage of 3.9x  Holding company cash and cash equivalents value of $2.5 billion (1)  Affiliates of Carl Icahn owned 92.0% of IEP valued at $12.5 billion (2) as of August 30, 2019 (1) Pro Forma as of June 30, 2019 to give effect to (i) the redemption of the 6.000% Senior Unsecured Notes due 2020, (ii) the is sua nce of the Senior Unsecured Notes due 2024 and (iii) the remaining net sales proceeds of the maximum aggregate offering amount of $400 million pursuant to the open market sales program announced on May 2, 2019. Sales made under the open ma rket sales program, if any, will be made from time to time during the term of the program ending on March 31, 2021, at such prices and times as the Company may agree with the agent. Sales under the open market sales program are made by th e agent on a commercially reasonable efforts basis and no assurance can be made that any or all amounts of depositary units will be sold by the Company. (2) Based on closing stock price of $67.47 as of August 30, 2019 and approximately 185.3 million depositary units owned by affil iat es of Carl Icahn. (3) On August 1, 2019, the outstanding 6.000% Senior Notes due 2020 were repaid in full. (4) Debt is non - recourse to Icahn Enterprises. (5) Pro forma for the remaining net sales proceeds of the maximum aggregate offering amount of $400 million pursuant to the open mar ket sales program announced on May 2, 2019. (6) Based on closing stock price of $72.41 and approximately 205.6 million depositary and general partner equivalent units outsta ndi ng as of June 30, 2019; pro forma for the remaining net sales proceeds of the maximum aggregate offering amount of $400 million pursuant to the open market sales program announced on May 2, 2019. (7) Indicative gross asset value defined as market value of public subsidiaries, market value of the Holding Company interest in Fun ds and book value or market comparables of other assets. 7 ($Millions) Actual Pro Forma (1) Liquid Assets: Holding Company Cash & Cash Equivalents $3,337 $2,530 Holding Company Investment in Investment Funds 4,614 4,614 Holding Company Liquid Assets $7,951 $7,144 Subsidiaries Cash & Cash Equivalents 671 671 Total Liquid Assets $8,622 $7,815 Holding Company Debt: 6.000% Senior Unsecured Notes due 2020 (3) $1,702 $ - 5.875% Senior Unsecured Notes due 2022 1,344 1,344 6.250% Senior Unsecured Notes due 2022 1,212 1,212 6.750% Senior Unsecured Notes due 2024 498 498 New Senior Unsecured Notes due 2024 - 500 6.375% Senior Unsecured Notes due 2025 748 748 6.250% Senior Unsecured Notes due 2026 1,251 1,251 Holding Company Debt $6,755 $5,553 Subsidiary Debt (4) 1,903 1,903 Total Consolidated Debt (a) $8,658 $7,456 Non-controlling Interest (b) $5,755 $5,755 Unitholders' Book Equity (5) (c) 5,691 6,085 Total Book Capitalization (a) + (b) + (c) $20,104 $19,296 Unitholders' Market Equity (6) (d) 14,891 15,285 Total Capitalization (a) + (b) + (d) $29,304 $28,496 Supplemental Information: Indicative Gross Asset Value (excluding Holding Company Cash) (7) $11,676 $11,676 Indicative Gross Asset Value / Holding Company Net Debt 3.4x 3.9x Holding Company Liquid Assets / Holding Company Debt 1.2x 1.3x June 30, 2019

Summary of Terms Issuers Icahn Enterprises L.P. and Icahn Enterprises Finance Corp. (“IEP” or the “Company”) Issue $500 million of Senior Notes Term 5 - Year Senior Notes due 2024 Optional Redemption Non - callable for life (IEP may redeem all or a part of the notes at par plus accrued and unpaid interest from the date that is three months prior to the maturity date of the Notes) Placement Type 144A and Regulation S Private Placement with Registration Rights Use of Proceeds General limited partnership purposes Guarantees The Notes will be unconditionally guaranteed on a senior unsecured basis by Icahn Enterprises Holdings L . P . Ranking The Notes will rank senior in right of payment to all existing and future subordinated indebtedness and equal in right of payment with all other existing and future senior unsecured indebtedness, The Notes will be effectively subordinated to all indebtedness and liabilities, including trade payables, of all subsidiaries other than Icahn Enterprises Holdings L . P . The Notes will be effectively subordinated to all of our and Icahn Enterprises Holdings L . P . ’s existing and future secured indebtedness to the extent of the collateral securing such indebtedness Mandatory Redemption None Change of Control Offer 101 % of aggregate principal amount of Notes repurchased plus accrued and unpaid interest Covenants Maintenance and Debt Incurrence covenants same as existing Notes: – Maintenance: Fixed Charge Coverage Ratio ≥ 1.5x – Maintenance: Ratio of Unencumbered Assets to Unsecured Indebtedness > 1.5x – Debt Incurrence: Ratio of HoldCo Debt to Adjusted Net Worth < 1.15x Restricted Payments Same as 2026 Notes Sole Bookrunner Jefferies LLC 8

Company Overview

Overview of Icahn Enterprises 10 (1) Investment segment total assets represents book value of equity. (2) Excludes discontinued operations. (2) ▪ Icahn Enterprises L.P. is a diversified holding company with operating segments in Investment, Energy, Automotive, Food Packaging, Metals, Real Estate, Home Fashion and Mining (until sold on August 1, 2019) ▪ IEP is majority owned and controlled by Carl Icahn – Over many years, Carl Icahn has contributed most of his businesses to and executed transactions primarily through IEP – As of June 30, 2019, Carl Icahn and his affiliates owned approximately 92.0% of IEP’s outstanding depositary units ▪ IEP benefits from cash flows from its subsidiaries: – CVR Energy: $3.00 per share annualized dividend – Recurring cash flows from our Real Estate segment ▪ IEP has daily liquidity through its ability to redeem its investment in the funds on a daily basis ($ millions) As of June 30, 2019 Twelve Months Ended June 30, 2019 Segment Assets Revenue Net Income (loss) Attrib. to IEP Adj. EBITDA Attrib. to IEP (2) Investment (1) $ 9,289 $ (929) $ (442) $ (414) Energy 4,631 6,872 295 567 Automotive 3,624 2,875 (258) (74) Food Packaging 547 381 (12) 42 Metals 246 406 (8) 11 Real Estate 495 202 103 34 Home Fashion 237 166 (11) (2) Mining 393 157 36 51 Holding Company 3,817 (708) (1,030) (766) Discontinued Operations — 2,377 1,508 — Total $ 23,279 $ 11,799 $ 181 $ (551)

Summary Corporate Organizational Chart 11 Note: Percentages denote equity ownership as of August 1, 2019. Excludes intermediary and pass through entities. CVR Energy Inc. (NYSE: CVI) WestPoint Home LLC PSC Metals Inc. AREP Real Estate Holdings, LLC Icahn Enterprises G.P. Inc. Icahn Enterprises L.P. (NasdaqGS: IEP) Icahn Enterprises Holdings L.P. 1% 1% 99% LP Interest 79% 71% Icahn Capital LP Viskase Companies Inc. (OTCPK:VKSC) As of 6/30/2019, Icahn Enterprises had investments with a fair market value of approximately $4.6 billion in the Investment Funds One of the largest independent metal recycling companies in the US Consists of rental commercial real estate, property development and associated resort activities Provider of home textile products for nearly 200 years One of the worldwide leaders in cellulosic, fibrous and plastic casings for processed meat industry Independent refiner and marketer of transportation fuels 100% 100% Producer and distributer of nitrogen fertilizer products CVR Partners, LP (NYSE: UAN) 100% 100% Icahn Automotive Group LLC Engaged in the distribution of automotive parts in the aftermarket as well as providing automotive services 100% 34%

Deep Management Team Led by Carl Icahn 12 (2) ▪ Led by Carl Icahn – Substantial investing history provides IEP with unique network of relationships and access to Wall Street ▪ Team consists of approximately 20 professionals with diverse backgrounds – Well rounded team with professionals focusing on different areas such as equity, distressed debt and credit Name Title Years at Icahn Years of Industry Experience Keith Cozza President & Chief Executive Officer, Icahn Enterprises L.P. 15 18 SungHwan Cho Chief Financial Officer, Icahn Enterprises L.P. 13 22 Courtney Mather Portfolio Manager, Icahn Capital 5 20 Nick Graziano Portfolio Manager, Icahn Capital 3 24 Brett Icahn Consultant, Icahn Enterprises L.P. 13 13 Jesse Lynn General Counsel, Icahn Enterprises L.P. 15 24 Andrew Langham General Counsel, Icahn Enterprises L.P. 14 20 Michael Nevin Managing Director, Icahn Enterprises L.P. 4 10 Jonathan Frates Managing Director, Icahn Enterprises L.P. 4 10

Investment Highlights

Investment Highlights  Diversified Holdings  History of Successfully Monetizing Investments  Exposure to Strong, Cyclical Trends and Economic Recovery  Significant Asset Coverage  Liquidity Serves as a Competitive Advantage 14 1 2 3 4 5

Diversified Holdings Asset Mix by Operating Segments for Icahn Enterprises (1)(2) : 40% 30% 19% 4% 4% 1% 1% 1%  The Company is well diversified across various industries and sectors Note: As of June 30, 2019. (1) Indicative gross asset valued defined as market value of public subsidiaries, market value of the holding company in interest in Funds and book value or market comparables of other assets. (2) Excludes other holding company net assets. (3) Energy includes CVR Energy. (4) Automotive includes Tenneco, Icahn Automotive Group and 767 Auto Leasing. (5) Mining includes Ferrous Resources. Represents the estimated proceeds based on the sale agreement signed during December 2018. On August 1, 2019, the Company completed the previously announced sale of Ferrous Resources. (6) Metals includes PSC Metals, Inc. (7) Food Packaging includes Viskase. (8) Home fashion includes WestPoint Home. 15 1 Investment Energy (3) Automotive (4) Real Estate Mining (5) Metals (6) Food Packaging (7) Home Fashion (8)

History of Successfully Monetizing Investments 16  Sold ARL during 2017 for $3.4 billion including assumption of debt, resulting in cash proceeds to IEP of $1.8 billion. IEP acquired ARL in 2013 for total consideration of approximately $772 million  August 2017 sale of Las Vegas property for $600 million. IEP originally acquired the Fontainebleau for $148 million in February 2010  October 2018 sale of Federal - Mogul for $800 million cash consideration and 29.5 million shares of Tenneco (NYSE: TEN) common stock (currently valued at $10.75 per share as of 6/21/19)  October 2018 sale of Tropicana Entertainment for aggregate consideration of approximately $1.8 billion. IEP portion of cash consideration received was approximately $1.5 billion  December 2018 sale of American Railcar Industries, Inc. (‘‘ARI’’) for $1.75 billion including assumption of debt, resulting in cash proceeds to IEP of $831 million  August 2019 sale of Ferrous Resources for $550 million valuation. IEP share of proceeds was $451 million 2

Exposure to Strong, Cyclical Trends and Economic Recovery 17 200 year heritage with some of the best known brands in home fashion; consolidation likely in fragmented sector Leading global market position in non - edible meat casings poised to capture further growth in emerging markets Established regional footprint positioned to actively participate in consolidation of the highly fragmented scrap metal market Strategically located mid - continent petroleum refiner and nitrogen fertilizer producer generating record profitability AREP Real Estate Holdings, LLC Long - term real estate investment horizon with strong, steady cash flows Engaged in providing automotive repair and maintenance services as well as the distribution of automotive parts in the aftermarket The Company’s diversification across multiple industries and geographies provides a natural hedge against cyclical and general economic swings 3 ▪ IEP’s subsidiary companies possess key competitive strengths and / or leading market positions ▪ IEP seeks to create incremental value by investing in organic growth and targeting businesses that offer consolidation opport uni ties – Capitalize on attractive interest rate environment to pursue acquisitions and recognize meaningful synergies

Segment: Investment 18 (1) Aggregate ownership held directly by the funds, as well as Carl Icahn and his affiliates. Based on most recent 13F Holdings R epo rts, 13D filings or other public filings. (2) Based on closing share price as of specified date. (3) Total economic ownership as a percentage of common shares issued and outstanding. 3 Highlights and Recent Developments ▪ Since inception in 2004 through June 30, 2019 the Investment Funds’ cumulative return was approximately 117.1%, representing an annualized rate of return of approximately 5.4% ▪ Long history of investing in public equity and debt securities and pursuing activist agenda ▪ Employs an activist strategy that seeks to unlock hidden value through various tactics – Financial / balance sheet restructurings (e.g., CIT Group, Apple) – Operational turnarounds (e.g., Motorola, Navistar) – Strategic initiatives (e.g., eBay / PayPal, Xerox / Conduent) – Corporate governance changes (e.g., Newell, Caesars, DELL Technologies) Segment Description ▪ IEP invests its proprietary capital through various private investment funds (the “Investment Funds”) managed by the Investment segment ▪ Fair value of IEP’s interest in the Investment Funds was approximately $4.6 billion as of June 30, 2019 ▪ IEP has daily liquidity through its ability to redeem its investment in the Investment Funds on a daily basis ▪ Significant Hedge: net short exposure of 37% as of 6/30/19 Historical Segment Financial Summary Investment Segment FYE December 31, LTM June 30, ($ millions) 2016 2017 2018 2019 Select Income Statement Data: Total revenue s $ (1,223) $ 297 $ 737 $ (929) Adj. EBITDA (1,257) 284 725 (944) Net (loss) income (1,487) 118 679 (1,002) Adj. EBITDA attrib. to IEP $ (528) $ 138 $ 339 $ (414) Net (loss) income attrib. to IEP (604) 80 319 (442) Select Balance Sheet Data: Equity attributable to IEP $ 1,669 $ 3,052 $ 5,066 $ 4,624 Total equity 5,396 7,417 10,101 9,289 Significant Holdings As of June 30, 2019 (1) Company Market Value ($mm) (2) %Ownership (3) $2,201 27.7% $1,672 4.4% $1,506 23.3% $1,477 8.4% $831 10.4%

Segment: Energy 19 3 Highlights and Recent Developments ▪ In January 2019, CVR Energy purchased the remaining common units of CVR Refining not already owned by CVR Energy for $241 million, excluding the amount paid to us. As a result: – CVR Energy and its affiliates own 100% of CVR Refining’s outstanding common units ▪ CVR Energy's annualized dividend is $3.00 per unit Segment Description ▪ CVR Energy, Inc. (NYSE:CVI) is a diversified holding company primarily engaged in the petroleum refining and nitrogen fertilizer manufacturing businesses through its interests in CVR Refining, LP and CVR Partners, LP (NYSE:UAN) – CVR Refining is an independent petroleum refiner and marketer of high - value transportation fuels in the mid - continent of the United States – CVR Partners is a manufacturer of ammonia and urea ammonium nitrate solution fertilizer products Historical Segment Financial Summary Petroleum ▪ Strategic location and complex refineries allows CVR to benefit from access to price advantaged crude oil – Approximately 221,000 bpcd of crude processing – Access to quality and price advantaged crude – 100% of crude purchased is WTI based Fertilizer ▪ CVR Partners acquired an additional fertilizer plant in April 2016, giving it geographic and feed stock diversity – Large geographic footprint serving the Southern Plains and Corn Belt region – 2018 UAN summer fill prices improved $30 to $40 per ton over last year Energy Segment FYE December 31, LTM June 30, ($ millions) 2016 2017 2018 2019 Select Income Statement Data: Net Sales $ 4,7 82 $ 5,988 $ 7,1 24 $ 6,8 46 Adjusted EBITDA 311 406 825 944 Net (loss) income (604) 275 379 447 Adjusted EBITDA attrib. to IEP 156 216 464 567 Net (loss) income attrib. to IEP (327) 229 238 295

Segment: Automotive 20 3 Segment Description ▪ We conduct our Automotive segment through our wholly owned subsidiary Icahn Automotive Group LLC ("Icahn Automotive"). ▪ Icahn Automotive is engaged in providing automotive repair and maintenance services to its customers as well as the retail and wholesale distribution of automotive parts in the aftermarket Historical Segment Financial Summary Highlights and Recent Developments ▪ In October 2018, IEP sold Federal - Mogul, which was previously reported in our Automotive segment. IEP is reporting Federal - Mogul's results in discontinued operations ▪ I cahn Automotive is in the process of implementing a multi - year transformation plan, which includes the integration and restructuring of the operations of its businesses. The transformation plan includes streamlining Icahn Automotive's corporate and field support teams; facility closures, consolidations and conversions; inventory optimization actions; and the re - focusing of its automotive parts business on certain core markets. Our Automotive segment's priorities include: – Positioning the service business to take advantage of opportunities in the do - it - for - me market and vehicle fleets; – Optimizing the value of the commercial parts distribution business in certain high - volume core markets; – Exiting the automotive parts distribution business in certain low volume, non - core markets; – Improving inventory management across Icahn Automotive's parts and tire distribution network; and – Business process improvements, including investments in our supply chain and information technology capabilities. Automotive Segment FYE December 31, LTM June 30, ($ millions) 2016 2017 2018 2019 Select Income Statement Data: Net sales and other revenue $ 2,50 1 $ 2,72 3 $ 2,85 8 $ 2,87 2 Adjusted EBITDA 108 3 (48) (74) Net income (loss) 19 (51) (230) (258) Adjusted EBITDA attrib. to IEP 108 3 (48) (74) Net income (loss) attrib. to IEP 19 (51) (230) (258)

Segment: Food Packaging 21 3 Highlights and Recent Developments ▪ Future growth expected to be driven by changing diets of a growing middle class in emerging markets – Majority of revenues from emerging markets – Acquired a plastic casing manufacturer in Poland in December 2016 and a fibrous casing manufacturer in January 2017 ▪ Developed markets remain a steady source of income – Distribution channels to certain customers spanning more than 50 years ▪ Significant barriers to entry – Technically difficult chemical production process – Significant environmental and food safety regulatory requirements – Substantial capital cost ▪ Rights offering completed in January 2018 raising $50 million Segment Description ▪ Viskase Companies, Inc (OTCPK:VKSC) is a worldwide leader in the production and sale of cellulosic, fibrous and plastic casings for the processed meat and poultry industry ▪ Leading worldwide manufacturer of non - edible cellulosic casings for small - diameter meats (hot dogs and sausages) – Leading manufacturer of non - edible fibrous casings for large - diameter meats (sausages, salami, hams and deli meats) Historical Segment Financial Summary Food Packaging Segment FYE December 31, LTM June 30, ($ millions) 2016 2017 2018 2019 Select Income Statement Data: Net sales $ 3 29 $ 3 92 $ 3 95 $ 3 86 Adjusted EBITDA 55 62 54 53 Net income (loss) 8 (6) (15) (15) Adjusted EBITDA attrib. to IEP 40 45 43 42 Net income (loss) attrib. to IEP 6 (5) (12) (12)

Segment: Metals 22 3 Highlights and Recent Developments ▪ Increasing global demand for steel and other metals drives demand for U.S. scrap ▪ Scrap recycling process is “greener” than virgin steel production – Electric arc furnace drive scrap demand and are significantly more energy efficient than blast furnaces – Electric arc furnace steel mills are approximately 60% of U.S. production ▪ Highly fragmented industry with potential for further consolidation – Capitalizing on consolidation and vertical integration opportunities – PSC is building a leading position in its markets ▪ Product diversification will reduce volatility through cycles – Expansion of non - ferrous share of total business Segment Description ▪ PSC Metals, Inc. is one of the largest independent metal recycling companies in the U.S. ▪ Collects industrial and obsolete scrap metal, processes it into reusable forms and supplies the recycled metals to its customers ▪ Strong regional footprint (Upper Midwest, St. Louis Region and the South) Historical Segment Financial Summary Metals Segment FYE December 31, LTM June 30, ($ millions) 2016 2017 2018 2019 Select Income Statement Data: Net sales $ 2 67 $ 409 $ 466 $ 404 Adjusted EBITDA (15) 20 24 11 Net (loss) income (20) (44) 5 (8) Adjusted EBITDA attrib. to IEP (15) 20 24 11 Net (loss) income attrib. to IEP (20) (44) 5 (8)

Segment: Real Estate 23 AREP Real Estate Holdings, LLC 3 (1) Excludes results from timeshare and casino resort property in Aruba. Highlights and Recent Developments ▪ Business strategy is based on long - term investment outlook and operational expertise Rental Real Estate Operations ▪ Maximize value of commercial lease portfolio through effective management of existing properties – Seek to sell assets on opportunistic basis Property Development & Club Operations ▪ New Seabury in Cape Cod, Massachusetts and Grand Harbor in Vero Beach, Florida include land for future residential development of approximately 219 and 1,114 units, respectively ▪ Club operations in New Seabury, Cape Cod and Grand Harbor, Vero Beach focus on operating golf club and related activities ▪ Includes hotel, timeshare and casino resort property in Aruba and Plaza Hotel and Casino in Atlantic City, NJ, which ceased operations in 2014 Segment Description ▪ Consists of rental real estate, property development and club operations ▪ Rental real estate consists primarily of retail, office and industrial properties leased to single corporate tenants ▪ Property development is focused on the construction and sale of single and multi - family houses, lots in subdivisions and planned communities and raw land for residential development ▪ Club operations focus on operating golf club and related activities Historical Segment Financial Summary Real Estate Segment FYE December 31, LTM June 30, ($ millions) 2016 (1) 2017 (1) 2018 2019 Select Income Statement Data: Net sales and other revenues from operations $ 88 $ 87 $ 106 $ 104 Adjusted EBITDA 35 40 48 34 Net income 5 549 112 103 Adjusted EBITDA attrib. to IEP 35 40 48 34 Net income attrib. to IEP 5 549 112 103

Segment: Home Fashion 24 3 Highlights and Recent Developments ▪ One of the largest providers of home textile goods in the United States ▪ Transitioned majority of manufacturing to low cost plants overseas ▪ Streamlined merchandising, sales and customer service divisions ▪ Focus on core profitable customers and product lines – WPH has implemented a more customer - focused organizational structure with the intent of expanding key customer relationships and rebuilding the company’s sales backlog – Realizing success placing new brands with top retailers – Continued strength with institutional customers ▪ Consolidation opportunity in fragmented industry ▪ Acquired Vision Support Services ("VSS") in June, 2019. VSS produces bedding and bath products for hospitality and healthcare sectors with strong presence in Europe and Middle East. VSS sources from a global network of 50 manufacturers Segment Description ▪ WestPoint Home LLC is engaged in manufacturing, sourcing, marketing, distributing and selling home fashion consumer products ▪ WestPoint Home owns many of the most well - known brands in home textiles including Martex, Grand Patrician, Luxor and Vellux ▪ WPH also licenses brands such as IZOD, Under the Canopy, Southern Tide and Hanes Historical Segment Financial Summary Home Fashion Segment FYE December 31, LTM June 30, ($ millions) 2016 2017 2018 2019 Select Income Statement Data: Net sales $ 19 5 $ 183 $ 171 $ 16 7 Adjusted EBITDA (1) (9) — (2) Net loss (12) (20) (11) (11) Adjusted EBITDA attrib. to IEP (1) (9) — (2) Net loss attrib. to IEP (12) (20) (11) (11)

Significant Asset Coverage 25 Note: Indicative net asset value does not purport to reflect a valuation of IEP. The calculated Indicative net asset value d oes not include any value for our Investment Segment other than the fair market value of our investment in the Investment Funds. A valuation is a subjective exercise and Indicative net asset value does not necessarily consider all elements or consider in the adequate p rop ortion the elements that could affect the valuation of IEP. Investors may reasonably differ on what such elements are and th eir impact on IEP. No representation or assurance, express or implied is made as to the accuracy and correctness of indicative net asset v alu e as of these dates or with respect to any future indicative or prospective results which may vary. (1) Represents equity attributable to us as of each respective date. (2) Based on closing share price on each date (or if such date was not a trading day, the immediately preceding trading day) and the number of shares owned by the Holding Company as of each respective date. (3) Amounts based on market comparables due to lack of material trading volume, valued at 9.0x Adjusted EBITDA for the twelve mon ths ended March 31, 2018 and June 30, 2018. September 30, 2018 value is pro - forma the announced sale of Tropicana. (4) Amounts based on market comparables due to lack of material trading volume, valued at 9.0x Adjusted EBITDA for the twelve mon ths ended March 31, 2018, June 30, 2018, September 30, 2018, December 31, 2018, March 31, 2019 and June 30, 2019. (5) March 31, 2018, June 30, 2018 and September 30, 2018 value is pro - forma the announced sale to Tenneco Inc. (6) Represents the option purchase price of the remaining cars not sold in the initial ARL sale, plus working capital as of that dat e. (7) Represents equity attributable to us as of each respective data, except for December 31, 2018, March 31, 2019 and June 30, 20 19 which represent the estimated proceeds based on the sale agreement signed during December 2018. (8) Holding Company’s balance as of each respective date. For March 31, 2018, the distribution payable was adjusted to $24 millio n, which represents the actual distribution paid subsequent to March 31, 2018. For March 31, 2019, the distribution payable was adjusted to $27 million, which represents the actual distribution paid subsequent to March 31, 2019. (9) Holding Company’s balance as of each respective date. 4 ($ Millions) ▪ Significant Valuation demonstrated by market value of IEP’s public subsidiaries and Holding Company interest in Funds and book value or market comparables of other assets Actuals as of: ($Millions) 3/31/2018 6/30/2018 9/30/2018 12/31/2018 3/31/2019 6/30/2019 Market-valued Subsidiaries and Investments: Holding Company interest in Investment Funds (1) $3,214 $3,354 $3,003 $5,066 $4,772 $4,624 CVR Energy (2) 2,152 2,634 2,864 2,455 2,933 3,559 CVR Refining - direct holding (2) 75 129 113 60 - - American Railcar Industries (2) 444 469 547 - - - Tenneco Inc. (2) - - - 806 652 327 Total market-valued subsidiaries and investments $5,885 $6,585 $6,527 $8,387 $8,357 $8,510 Other Subsidiaries: Tropicana (3) $1,510 $1,509 $1,566 - - - Viskase (4) 209 198 185 147 141 123 Federal-Mogul (5) 2,414 2,094 2,041 - - - Real-Estate Holdings (1) 841 843 915 465 444 452 PSC Metals (1) 185 177 179 177 174 170 WestPoint Home (1) 139 137 134 133 129 155 ARL (6) 3 1 - - - - Ferrous Resources (7) 143 154 166 423 428 455 Icahn Automotive Group (1) 1,853 1,877 1,891 1,747 1,832 1,844 Total other subsidiaries $7,297 $6,990 $7,077 $3,092 $3,148 $3,199 Add: Other Holding Company net assets (8) 226 273 448 344 50 (33) Indicative Gross Asset Value $13,408 $13,848 $14,052 $11,823 $11,555 $11,676 Add: Holding Company cash and cash equivalents (9) $199 $79 $97 $1,834 $2,139 $3,337 Less: Holding Company debt (9) (5,506) (5,505) (5,505) (5,505) (5,505) (6,755) Indicative Net Asset Value $8,101 $8,422 $8,644 $8,152 $8,189 $8,258

As of: Pro Forma (1) ($Millions) 6/30/2019 6/30/2019 Liquid Assets: Holding Company Cash & Cash Equivalents $3,337 $2,530 Holding Company Investment in Investment Funds 4,614 4,614 Subsidiaries Cash & Cash Equivalents 671 671 Total $8,622 $7,815 Subsidiary Revolver Availability: Energy $441 $441 Automotive 95 95 Food Packaging 7 7 Metals 38 38 Home Fashion 20 20 Total: $601 $601 Total Liquidity: $9,223 $8,416 Liquidity Serves as a Competitive Advantage 26  Our operating subsidiaries and the Holding Company maintain ample liquidity to take advantage of attractive opportunities for th eir respective businesses – Recent successful realizations have generated significant proceeds and further bolstered liquidity 5 Note: As of June 30,2019. (1) Pro Forma as of June 30, 2019 to give effect to (i) the redemption of the 6.000% Senior Unsecured Notes due 2020, (ii) the is sua nce of the Senior Unsecured Notes due 2024 and (iii) the remaining net sales proceeds of the maximum aggregate offering amount of $400 million pursuant to the open market sales program announced on May 2, 2019. Sales made unde r t he open market sales program, if any, will be made from time to time during the term of the program ending on March 31, 2021, at such prices and times as the Company may agree with the agent. Sales under the open market sales progra m a re made by the agent on a commercially reasonable efforts basis and no assurance can be made that any or all amounts of depositary units will be sold by the Company.

Financial Performance

Financial Performance 28 Net (loss) Income Attributable to Icahn Enterprises Adjusted EBITDA Attributable to Icahn Enterprises ($1,128) $2,430 $1,507 $181 2016 2017 2018 LTM 6/30/2019 $61 $642 $561 ($551) 2016 2017 2018 LTM 6/30/2019 Year Ended December 31, LTM June 30, ($Millions) 2019 Investment ($604) $80 $319 ($442) Energy (327) 229 238 295 Automotive 19 (51) (230) (258) Food Packaging 6 (5) (12) (12) Metals (20) (44) 5 (8) Real Estate 5 549 112 103 Home Fashion (12) (20) (11) (11) Mining (19) 9 3 36 Railcar 112 1,171 1 - Holding Company (287) 355 (638) (1,030) Discontinued Operations (1) 157 1,720 1,508 Net (loss) income ($1,128) $2,430 $1,507 $181 2016 20182017 Year Ended December 31, LTM June 30, ($Millions) 2019 Investment ($528) $138 $339 ($414) Energy 156 216 464 567 Automotive 108 3 (48) (74) Food Packaging 40 45 43 42 Metals (15) 20 24 11 Real Estate 35 40 48 34 Home Fashion (1) (9) - (2) Mining 1 17 16 51 Railcar 266 136 (2) - Holding Company (1) 36 (323) (766) Adjusted EBITDA: $61 $642 $561 ($551) 2016 2017 2018

Balance Sheet 29 As of June 30, 2019 Food Real Home Holding ($Millions) Investment Energy Automotive Packaging Metals Estate Fashion Mining Company Consolidated Assets Cash and cash equivalents $8 $540 $53 $22 $3 $41 $4 - $3,337 $4,008 Cash at affilated partnerships & restricted cash 651 - - 1 1 2 1 - 8 664 Investments 8,191 82 107 - - 15 - - 463 8,858 Accounts receivable, net - 168 170 82 44 4 40 - - 508 Inventories, net - 390 1,231 111 39 - 80 - - 1,851 Property, plant and equipment, net - 2,950 939 166 124 382 69 - - 4,630 Goodwill and intangible assets, net - 268 388 31 14 19 22 - - 742 Assets held for sale - 6 - - 1 - - 393 - 400 Other assets 1,508 227 736 134 20 32 21 - 9 2,687 Total assets $10,358 $4,631 $3,624 $547 $246 $495 $237 $393 $3,817 $24,348 Liabilities & Equity Accounts payable, accrued expenses & other liabilities $923 $1,076 $1,374 $206 $66 $41 $62 - $186 $3,934 Securities sold, not yet purchased, at fair value 146 - - - - - - - - 146 Liabilities held for sale - - - - - - - 164 - 164 Debt - 1,195 406 270 10 2 20 - 6,755 8,658 Total liabilities $1,069 $2,271 $1,780 $476 $76 $43 $82 $164 $6,941 $12,902 Equity attributable to Icahn Enterprises $4,624 $1,317 $1,844 $54 $170 $452 $155 $199 ($3,124) $5,691 Equity attributable to non-controlling interests 4,665 1,043 - 17 - - - 30 - 5,755 Total equity $9,289 $2,360 $1,844 $71 $170 $452 $155 $229 ($3,124) $11,446 Total liabilities and equity $10,358 $4,631 $3,624 $547 $246 $495 $237 $393 $3,817 $24,348

Appendix 30

Evolution of Icahn Enterprises 31 (1) Based on closing stock price of $67.47 and approximately 205.6 million depositary and general partner equivalent units as of Aug ust 30, 2019. ▪ IEP began as American Real Estate Partners, which was founded in 1987, and has grown its diversified portfolio to eight opera tin g segments and approximately $24 billion of assets as of June 30, 2019 ▪ IEP has demonstrated a history of successfully acquiring undervalued assets and improving and enhancing their operations and fin ancial results ▪ IEP’s record is based on a long - term horizon that can enhance business value for continued operations and/or facilitate a profit able exit strategy – In 2017, IEP sold American Railcar Leasing for $3.4 billion, resulting in a pre - tax gain of $1.7 billion – In 2018, IEP sold Federal - Mogul for $5.1 billion, resulting in a pre - tax gain of $251 million, Tropicana for $1.5 billion, resul ting in a pre - tax gain of $779 million and ARI for $1.75 billion, resulting in a pre - tax gain of $400 million – In 2019, IEP sold Ferrous Resources based on a total valuation of $550 million ▪ Acquired partnership interest in Icahn Capital Management L.P. in 2007 – IEP and certain of Mr. Icahn's wholly owned affiliates are the sole investors in the Investment Funds ▪ IEP also has grown the business through organic investment and through a series of bolt - on acquisitions Timeline of Recent Acquisitions and Exits As of December 31, 2008 ▪ Mkt. Cap: $1.9bn ▪ Total Assets: $18.8bn Current (1) ▪ Mkt. Cap: $1 3 . 9 bn ▪ Total Assets: $24.3bn American Railcar Industries 1/15/10: 54.4% of ARI’s shares outstanding were contributed by Carl Icahn in exchange for IEP depositary units Tropicana Entertainment 11/15/10: Received an equity interest as a result of a Ch.11 restructuring and subsequently acquired a majority stake CVR Energy 5/4/12: Acquired a majority interest in CVR via a tender offer to purchase all outstanding shares of CVR Viskase 1/15/10: 71.4% of Viskase’s shares outstanding were contributed by Carl Icahn in exchange for IEP depositary units Year: CVR Refining & CVR Partners 2013: CVR Refining completed IPO and secondary offering. CVR Partners completed a secondary offering American Railcar Leasing 10/2/13: Acquired 75% of ARL from companies wholly owned by Carl Icahn IEH Auto Parts Holding 6/1/15: Acquired substantially all of the auto part assets in the U.S. of Uni - Select Inc. Ferrous Resources 6/8/15: IEP acquired a controlling interest in Ferrous Resources Pep Boys 2/4/16: IEP acquired Pep Boys American Railcar Leasing 2017: Sale of ARL for $3.4 billion Federal - Mogul & Tropicana 10/1/18: Sold Federal - Mogul for $5.1 billion and Tropicana for $1.5 billion American Railcar Industries 12/5/18: Sold American Railcar Industries for $1.75 billion 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Ferrous Resources 8/1/19: Sold Ferrous Resources for $550 million valuation

EBITDA Reconciliation 32

Non - GAAP Financial Measures 33 The Company uses certain non - GAAP financial measures in evaluating its performance . These include non - GAAP EBITDA and Adjusted EBITDA . EBITDA represents earnings from continuing operations before interest expense, income tax (benefit) expense and depreciation and amortization . We define Adjusted EBITDA as EBITDA excluding the effects of impairment, restructuring costs, certain pension plan expenses, gains / losses on extinguishment of debt, major scheduled turnaround expenses, certain tax settlements and certain other non - operational charges . We present EBITDA and Adjusted EBITDA a consolidated basis and attributable to Icahn Enterprises net of the effect of non - controlling interests . We conduct substantially all of our operations through subsidiaries . The operating results of our subsidiaries may not be sufficient to make distributions to us . In addition, our subsidiaries are not obligated to make funds available to us for payment of our indebtedness, payment of distributions on our depositary units or otherwise, and distributions and intercompany transfers from our subsidiaries to us may be restricted by applicable law or covenants contained in debt agreements and other agreements to which these subsidiaries currently may be subject or into which they may enter into in the future . The terms of any borrowings of our subsidiaries or other entities in which we own equity may restrict dividends, distributions or loans to us . We believe that providing EBITDA and Adjusted EBITDA to investors has economic substance as these measures provide important supplemental information of our performance to investors and permits investors and management to evaluate the core operating performance of our business without regard to interest, taxes and depreciation and amortization and the effects of impairment, restructuring costs, certain pension plan expenses, certain gains/losses on disposition of assets, certain share - based compensation, discontinued operations, gains/losses on extinguishment of debt, major scheduled turnaround expenses and certain other non - operational charges . Additionally, we believe this information is frequently used by securities analysts, investors and other interested parties in the evaluation of companies that have issued debt . Management uses, and believes that investors benefit from referring to these non - GAAP financial measures in assessing our operating results, as well as in planning, forecasting and analyzing future periods . Adjusting earnings for these charges allows investors to evaluate our performance from period to period, as well as our peers, without the effects of certain items that may vary depending on accounting methods and the book value of assets . Additionally, EBITDA and Adjusted EBITDA present meaningful measures of performance exclusive of our capital structure and the method by which assets were acquired and financed . EBITDA and Adjusted EBITDA have limitations as analytical tools, and you should not consider them in isolation, or as substitutes for analysis of our results as reported under generally accepted accounting principles in the United States, or U . S . GAAP . For example, EBITDA and Adjusted EBITDA : • do not reflect our cash expenditures, or future requirements for capital expenditures, or contractual commitments ; • do not reflect changes in, or cash requirements for, our working capital needs ; and • do not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments on our debt . Although depreciation and amortization are non - cash charges, the assets being depreciated or amortized often will have to be replaced in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements . Other companies in the industries in which we operate may calculate EBITDA and Adjusted EBITDA differently than we do, limiting their usefulness as comparative measures . In addition, EBITDA and Adjusted EBITDA do not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations . EBITDA and Adjusted EBITDA are not measurements of our financial performance under U . S . GAAP and should not be considered as alternatives to net income or any other performance measures derived in accordance with U . S . GAAP or as alternatives to cash flow from operating activities as a measure of our liquidity . Given these limitations, we rely primarily on our U . S . GAAP results and use EBITDA and Adjusted EBITDA only as a supplemental measure of our financial performance .

Adj. EBITDA Reconciliation by Segment – Twelve Months Ended June 30, 2019 34 Twelve Months Ended June 30, 2019 Food Real Home Holding ($Millions) Investment Energy Automotive Packaging Metals Estate Fashion Mining Railcar Company Consolidated Adjusted EBITDA Net income (loss) ($1,002) $447 ($258) ($15) ($8) $103 ($11) $43 - ($1,031) ($1,732) Interest expense, net 58 101 18 17 - - 1 2 - 311 508 Income tax (benefit) expense - 100 (47) (4) 1 4 - 2 - (47) 9 Depreciation, depletion and amortization - 286 91 27 18 18 7 2 - - 449 EBITDA before non-controlling interests ($944) $934 ($196) $25 $11 $125 ($3) $49 - ($767) ($766) Impairment - - 87 1 1 - 1 - - - 90 Restructuring - - 7 16 2 - (1) - - - 24 Non-service cost of U.S. based pension - - - (1) - - - - - - (1) Major scheduled turnaround expense - 10 - - - - - - - - 10 Loss (gain) on disposition of assets - - 3 - (1) (89) - 3 - - (84) Other - - 25 12 (2) (2) 1 13 - 1 48 Adj. EBITDA before non-controlling interests ($944) $944 ($74) $53 $11 $34 ($2) $65 - ($766) ($679) Adjusted EBITDA attributable to IEP Net income (loss) ($442) $295 ($258) ($12) ($8) $103 ($11) $36 - ($1,030) ($1,327) Interest expense, net 28 42 18 13 - - 1 1 - 311 414 Income tax (benefit) expense - 75 (47) (2) 1 4 - 2 - (48) (15) Depreciation, depletion and amortization - 150 91 22 18 18 7 1 - - 307 EBITDA attributable to IEP ($414) $562 ($196) $21 $11 $125 ($3) $40 - ($767) ($621) Impairment - - 87 1 1 - 1 - - - 90 Restructuring - - 7 12 2 - (1) - - - 20 Non-service cost of U.S. based pension - - - (1) - - - - - - (1) Major scheduled turnaround expense - 5 - - - - - - - - 5 Loss (gain) on disposition of assets - - 3 - (1) (89) - 2 - - (85) Other - - 25 9 (2) (2) 1 9 - 1 41 Adjusted EBITDA attributable to IEP ($414) $567 ($74) $42 $11 $34 ($2) $51 - ($766) ($551)

Adj. EBITDA Reconciliation by Segment – Fiscal Year Ended December 31, 2018 35 Year Ended December 31, 2018 Food Real Home Holding ($Millions) Investment Energy Automotive Packaging Metals Estate Fashion Mining Railcar Company Consolidated Adjusted EBITDA Net income (loss) $679 $379 ($230) ($15) $5 $112 ($11) $1 $1 ($639) $282 Interest expense, net 46 102 16 15 - 1 1 2 - 328 511 Income tax (benefit) expense - 56 (52) (4) 1 5 - 2 2 (14) (4) Depreciation, depletion and amortization - 278 92 26 18 19 8 6 - - 447 EBITDA before non-controlling interests $725 $815 ($174) $22 $24 $137 ($2) $11 $3 ($325) $1,236 Impairment - - 90 - 1 - 1 - - - 92 Restructuring - - 5 9 - - 2 - - - 16 Non-service cost of U.S. based pension - - - 6 - - - - - - 6 Major scheduled turnaround expense - 10 - - - - - - - - 10 Loss (gain) on disposition of assets - - 1 - - (89) - 3 (5) - (90) Other - - 30 17 (1) - (1) 6 - 2 53 Adj. EBITDA before non-controlling interests $725 $825 ($48) $54 $24 $48 - $20 ($2) ($323) $1,323 Adjusted EBITDA attributable to IEP Net income (loss) $319 $238 ($230) ($12) $5 $112 ($11) $3 $1 ($638) ($213) Interest expense, net 20 40 16 11 - 1 1 2 - 328 419 Income tax (benefit) expense - 46 (52) (3) 1 5 - 2 2 (15) (14) Depreciation, depletion and amortization - 135 92 22 18 19 8 3 - - 297 EBITDA attributable to IEP $339 $459 ($174) $18 $24 $137 ($2) $10 $3 ($325) $489 Impairment - - 90 - 1 - 1 - - - 92 Restructuring - - 5 7 - - 2 - - - 14 Non-service cost of U.S. based pension - - - 4 - - - - - - 4 Major scheduled turnaround expense - 5 - - - - - - - - 5 Loss (gain) on disposition of assets - - 1 - - (89) - 2 (5) - (91) Other - - 30 14 (1) - (1) 4 - 2 48 Adjusted EBITDA attributable to IEP $339 $464 ($48) $43 $24 $48 - $16 ($2) ($323) $561

Adj. EBITDA Reconciliation by Segment – Fiscal Year Ended December 31, 2017 36 Year Ended December 31, 2017 Food Real Home Holding ($Millions) Investment Energy Automotive Packaging Metals Estate Fashion Mining Railcar Company Consolidated Adjusted EBITDA Net income (loss) $118 $275 ($51) ($6) ($44) $549 ($20) $10 $1,171 $355 $2,357 Interest expense, net 166 109 13 13 - 2 - 5 23 319 650 Income tax (benefit) expense - (338) (146) 21 43 - - 3 531 (643) (529) Depreciation, depletion and amortization - 278 111 25 20 20 8 5 7 - 474 EBITDA before non-controlling interests $284 $324 ($73) $53 $19 $571 ($12) $23 $1,732 $31 $2,952 Impairment - - 15 1 - 2 1 - 68 - 87 Restructuring - - - 2 1 - 1 - - - 4 Non-service cost of U.S. based pension - - - 4 - - - - - - 4 Major scheduled turnaround expense - 83 - - - - - - - - 83 Loss (gain) on disposition of assets - - (5) - - (496) - - (1,664) (1) (2,166) Tax settlements - - - - - (38) - - - - (38) Other - (1) 66 2 - 1 1 (1) - 6 74 Adj. EBITDA before non-controlling interests $284 $406 $3 $62 $20 $40 ($9) $22 $136 $36 $1,000 Adjusted EBITDA attributable to IEP Net income (loss) $80 $229 ($51) ($5) ($44) $549 ($20) $9 $1,171 $355 $2,273 Interest expense, net 58 44 13 9 - 2 - 4 23 319 472 Income tax (benefit) expense - (238) (146) 16 43 - - 2 531 (643) (435) Depreciation, depletion and amortization - 133 111 18 20 20 8 2 7 - 319 EBITDA attributable to IEP $138 $168 ($73) $38 $19 $571 ($12) $17 $1,732 $31 $2,629 Impairment - - 15 1 - 2 1 - 68 - 87 Restructuring - - - 1 1 - 1 - - - 3 Non-service cost of U.S. based pension - - - 3 - - - - - - 3 Major scheduled turnaround expense - 49 - - - - - - - - 49 Loss (gain) on disposition of assets - - (5) - - (496) - - (1,664) (1) (2,166) Tax settlements - - - - - (38) - - - - (38) Other - (1) 66 2 - 1 1 - - 6 75 Adjusted EBITDA attributable to IEP $138 $216 $3 $45 $20 $40 ($9) $17 $136 $36 $642

Adj. EBITDA Reconciliation by Segment – Fiscal Year Ended December 31, 2016 37 Year Ended December 31, 2016 Food Real Home Holding ($Millions) Investment Energy Automotive Packaging Metals Estate Fashion Mining Railcar Company Consolidated Adjusted EBITDA Net income (loss) ($1,487) ($604) $19 $8 ($20) $5 ($12) ($24) $117 ($287) ($2,285) Interest expense, net 230 82 7 12 - 2 - 5 62 288 688 Income tax (benefit) expense - (45) (32) 8 (16) - - 2 - (5) (88) Depreciation, depletion and amortization - 258 98 20 22 22 8 6 92 - 526 EBITDA before non-controlling interests ($1,257) ($309) $92 $48 ($14) $29 ($4) ($11) $271 ($4) ($1,159) Impairment - 574 1 - 1 5 2 - - 3 586 Restructuring - - - 3 2 - - - - - 5 Non-service cost of U.S. based pension - - - 5 - - - - - - 5 Major scheduled turnaround expense - 38 - - - - - - - - 38 Loss (gain) on disposition of assets - - (1) - (1) (1) - - - - (3) Other - 8 16 (1) (3) 2 1 13 - - 36 Adj. EBITDA before non-controlling interests ($1,257) $311 $108 $55 ($15) $35 ($1) $2 $271 ($1) ($492) Adjusted EBITDA attributable to IEP Net income (loss) ($604) ($327) $19 $6 ($20) $5 ($12) ($19) $112 ($287) ($1,127) Interest expense, net 76 31 7 9 - 2 - 4 62 288 479 Income tax (benefit) expense - (32) (32) 6 (16) - - 2 - (5) (77) Depreciation, depletion and amortization - 127 98 14 22 22 8 4 92 - 387 EBITDA attributable to IEP ($528) ($201) $92 $35 ($14) $29 ($4) ($9) $266 ($4) ($338) Impairment - 334 1 - 1 5 2 - - 3 346 Restructuring - - - 2 2 1 - - - - 5 Non-service cost of U.S. based pension - - - 4 - - - - - - 4 Major scheduled turnaround expense - 20 - - - - - - - - 20 Loss (gain) on disposition of assets - - (1) - (1) (1) - - - - (3) Other - 3 16 (1) (3) 1 1 10 - - 27 Adjusted EBITDA attributable to IEP ($528) $156 $108 $40 ($15) $35 ($1) $1 $266 ($1) $61